

LEGACY EDUCATION

Investor Presentation

December 2024

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential” and similar expressions that are intended to identify forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of Legacy Education, Inc. (“Legacy Education” or the “Company”) to differ materially from the results expressed or implied by such statements. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Legacy Education’s reports that it files from time to time with the Securities and Exchange Commission (the “Commission”) and which you should review, including those statements under “Item 1A – Risk Factors” in Legacy Education’s Annual Report on Form 10-K, as amended by its Quarterly Reports on Form 10-Q and other reports that Legacy Education files with the Commission. Important factors that could cause actual results to differ materially from those described in forward-looking statements contained in this presentation include, but are not limited to: compliance with the extensive existing regulatory framework applicable to our industry or our failure to timely obtain and maintain regulatory approvals and accreditation; compliance with continuous changes in applicable federal laws and regulations including pending rulemaking by the U.S. Department of Education; the effect of current and future Title IV Program regulations arising out of negotiated rulemakings, including any potential reductions in funding or restrictions on the use of funds received through Title IV Programs; successful updating and expansion of the content of existing programs and developing new programs in a cost-effective manner or on a timely basis; uncertainties regarding our ability to comply with federal laws and regulations regarding the 90/10 Rule and cohort default rates; successful implementation of our strategic plan; our inability to maintain eligibility for or to process federal student financial assistance; regulatory investigations of, or actions commenced against, us or other companies in our industry; changes in the state regulatory environment or budgetary constraints; enrollment declines or challenges in our students’ ability to find employment as a result of economic conditions; maintenance and expansion of existing industry relationships and develop new industry relationships; a loss of members of our senior management or other key employees; uncertainties associated with opening of new campuses and closing existing campuses; uncertainties associated with integration of acquired schools; industry competition; the effect of any cybersecurity incident; general economic conditions; and other factors. These forward-looking statements should not be relied upon as predictions of future events and Legacy Education cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as representation or warranty by Legacy Education or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligations to publicly update or release any revisions to the forward-looking information contained in this presentation, whether as a result of new information, future events or otherwise, after the date of this presentation or to reflect the occurrence of unanticipated events, except as required by law.

Legacy Education At A Glance

Legacy Education is an award-winning, nationally accredited, for-profit post-secondary education company

- Owns & operates nationally accredited academic institutions which are affordable
- Focused on programs in growing industries including allied healthcare [(1)] with a secondary emphasis on veterinary and business
- Committed to growing education footprint via organic enrollment growth, addition of new programs and accretive acquisitions
- Headquartered in Temecula, CA

High Desert Medical College | Central Coast College | Integrity College of Health | Contra Costa Medical Career College

Definitive Agreement announced October 2024
Subject to a successful close



2009
Founded

2,539
Student Enrollment

33
Programs Offered [(4)]

266
Employees
(as of June 30, 2024)

$49.6M
LTM Revenue
(33% YoY growth)

$9.7M
LTM Adj. EBITDA

$22K
LTM ARPS [(2)]

$2K
LTM Gross Student Acquisition Cost [(3)]

79%
Student Graduation Rate
(as of March 31, 2024)

78%
Student Placement Rate
(as of June 30, 2024)

2%
Monthly Student Attrition Rate
(as of April 30, 2024)

79%
NCLEX Pass Rate
(as of June 30, 2024)

(1) Allied healthcare refers to a sector of healthcare professions that provide a wide range of diagnostic, technical, therapeutic, and support-related services in connection with healthcare and are distinct from certain medical fields including dentistry, medicine, nursing and pharmacy
(2) Average Revenue Per Student based on LTM revenue divided by LTM average enrollment
(3) Gross Student Acquisition Cost based on LTM marketing & advertising divided by LTM new enrollments
(4) Includes four recently announced CCC programs
Note: Data as of 09/30/24 unless otherwise noted

Investment Highlights

Changing Market Dynamics Within Post-Secondary Education Landscape Yields Opportunity

- Documented problems (cost, scalability, program design, COVID-19 pandemic) threaten traditional post-secondary education model
- Legacy Education to leverage programs and delivery model – driving student growth and shareholder returns

Nationally Accredited Career College Platform with Demonstrated Success

- 3 accredited education institutions (5 campuses) educating 2,539 students (as of September 30, 2024) in California
- Re-accredited 5-year through ACCET and ABHES with 75% and 85% placement rates, respectively, among recent graduates
- 79% NCLEX [1] pass rates (as of June 30, 2024)

Large Post-Secondary Education Opportunity within Core Program Verticals and Adjacent Programs

- Vertical focus within Allied Health with an estimated 16+ million domestic jobs (projected to grow at 14% annually through 2028)
- Additional programs designed to target high growth segments of the economy
- Student acquisition cost relative to program billings provides compelling lifetime value and ROI potential

Experienced and Loyal Leadership

- Senior management with 20+ years of experience on average
- Strong retention among Senior management

M&A Opportunities to Augment Platform Growth

- History of successful M&A outcomes (Central Coast 2019, Integrity College 2020, Contra Costa (announced definitive with a target close date of Dec 2024)
- Legacy Education to leverage program and campus revenue synergies while optimizing operating expenses and per student acquisition costs

(1) National Council Licensure Examination

U.S. Healthcare Labor Market

Healthcare & Social Assistance Job Openings



Openings
Hires
2.5M
2.0M
1.5M
1.0M
0.5M
0.0M
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
1.7M
Current openings (1)

Gap between openings and hires has widened since the Coronavirus pandemic

The U.S. is facing a shortage of healthcare professionals driven by increased demand for healthcare services

Growth drivers for the U.S. healthcare labor market include:

- Expanding aging population
- Technological advancement
- Growing emphasis on preventive care

California community colleges are plagued by poor completion rates, uncertain career pathways, and poor placement rates

16%
Projected Growth from 2020 – 2030 (1)

2.6M
New Jobs Created from 2020 – 2030 (1)

(1) As of March 2024
Source: U.S. Bureau of Labor Statistics

Legacy Education Timeline

15+ Years of Growth and Accolades

- California Association of Private Post Secondary School Excellence in Community Service Award – 2020, 2022, 2023 & 2024
- Antelope Valley Best Career / Trade School Award 2020, 2021, 2023 & 2024
- Beautiful Bakersfield Best Career School 2022

2009 - 2010
Founded Legacy Education

Acquired High Desert Medical College

2 campuses

2011 - 2018
Program Expansion and Title IV Eligibility

Programs Approved for Distant Learning

2 campuses

2019
Acquired Central Coast College

Launched Temecula Campus

4 campuses

2020
Acquired Integrity College of Health

Launched New Accredited Programs:

- Ultrasound Technician (ICH)
- RN to BSN (ICH)
- Medical Billing and Coding (ICH)

5 campuses

2021 - 2022
Added Multiple Campus Directors

Permanent Hybrid Approval all programs

Launched New Accredited Programs:

- Cardiac Sonography AAS
- Vocational Nursing AAS
- Ultrasound AAS (CCC)
- Vocational Nursing (HDMC)

5 campuses

2023
Added Campus Directors of Education, Directors of Nursing & Dean of Imaging

Launched New Accredited Programs:

- Certified Nurse Assistants (HDMC)
- Magnetic Resonance Imaging
- AAS Veterinary Assisting (ICH)
- Vocational Nursing AAS (ICH)
- Vocational Nursing (CCC)
- Launched Cannabis Career Website and Curriculum (HDMC)

Executed Lease for New Building in Lancaster

Added 7,00 SF to CCC Location for New Programs

Added 5,000 sq feet in ICH for New Programs

Initial RN approval for Lancaster Campus

5 campuses

2024
Announced Contra Costa Acquisition

Added 25,000 SF for CCC and received approval for:

- Sterile Processing
- Surgical Technology AAS
- Dental Assisting
- Pharmacy Technician

HDMC new curriculum approval for the new rule on minimum hours

HDMC 5-year reaccreditation granted through April 2029

CCC RN Program Application

Launched New Accredited Programs:

- Registered Nurse (RN)

5 campuses

Changing Post-Secondary Landscape

Legacy Education has Developed the Programs and Deployment Models to Effectively Capitalize on Changing Market Dynamics

Challenges for Post-Secondary Education

- Rising tuitions (outpacing inflation and wage growth)
- Rising costs due to labor and expensive infrastructure
- Antiquated delivery models (campus-based model)
- Inconsistent job placement capabilities (underemployment is a growing problem among recent 4-year college graduates)
- Schools failing to evolve with declining relevancy and training performance
- Widespread problems within post-secondary education have been widely publicized by leading media outlets
- "Nearly half of companies plan to eliminate bachelor's degree requirements in 2024" - Intelligent

Bring Opportunity to For-Profit Education

- Programs designed around high ROI for students (affordable, specialized degrees with shorter durations including programs less than 52 weeks designed to accommodate degree / learning progression)
- Focus on graduate success, retention rates & standards of academic quality
- Campuses strategically located in areas with high job growth
- Aligned product offerings with employer needs which include simulation training initiatives and network of extern sites
- Bypasses antiquated delivery model by focusing on scalability
- COVID-19 accelerated transition to next gen learning models – LegacyEducation has successfully implemented hybrid Interactive Distance Learning ("IDL")
- Leveraging leading ed-tech software providers to increase flexibility and scalability

Hands-on Training Emphasis	Program Design & Flexibility	Broad Market Appeal

Source: Educationdata.org, Bloomberg, MarketWatch, Business Insider

Geographic Footprint

5
Campuses

2,539
Current Students (09/30/24)

25%
4 Year Enrollment CAGR



High Desert Medical College	Bakersfield, CA Lancaster, CA Temecula, CA
Central Coast College	Salinas, CA
Integrity College of Health	Pasadena, CA
Contra Costa Medical Career College (1)	Antioch, CA

Enrollment Growth by College

Ending Enrollment

Contra Costa Medical Career College (1)

Pro-Forma enrollment +3,000



907
1,264
1,588
1,705
2,187
2,539

College	FY20A	FY21A	FY22A	FY23A	FY24A	09/30/24
High Desert Medical College	689	959 39%	1,165 21%	1,236 6%	1,588 28%	1,885
Central Coast College	175	238 36%	304 27%	337 11%	435 29%	485
Integrity College of Health	43	67 56%	119 78%	132 11%	164 24%	169
Total	**907**	**1,264**	**1,588**	**1,705**	**2,187**	**2,539**

% denotes YoY Increase

4 Year CAGR 25%

(1) Contra Costa acquisition in progress

Quarterly Enrollment Since 2023

Quarterly Starts



500
273
504
391
627
337
570
497
773
% Change YoY
25%
23%
13%
27%
23%
Q1A
Q2A
Q3A
Q4A
Q1A
Q2A
Q3A
Q4A
Q1A
FY 2023
FY 2024
FY 2025

1,668 Starts FY 2023A

2,031 Starts FY 2024A

22% Increase YoY

Ending Enrollment



60%
50%
40%
30%
20%
10%
0%
1,727
1,648
1,799
1,705
2,024
1,912
2,166
2,187
2,539
% Change YoY
17%
16%
20%
28%
25%
Q1A
Q2A
Q3A
Q4A
Q1A
Q2A
Q3A
Q4A
Q1A
FY 2023
FY 2024
FY 2025
Ending Enrollment
Student Attrition + Graduation Rate (1)

28% increase YoY in ending enrollment at FY 2024A

(1) Calculated by subtracting from one the ratio of current quarter-ending enrollment to the total of the previous quarter's ending enrollment plus the current quarter's new starts to approximate the quarterly rate of graduates and discontinued students

Note: Quarterly starts data excludes cash programs for HDMC and ICH due to lack of internal reporting until FY 2024

Successful Student Outcomes

- Preparing students for a competitive workforce with functional and soft skills to be successful
- Exceeding Academic and Student Outcomes

Placement Rate by Campus

78% Avg Placement Rate [(1)]



75%
76%
77%
73%
85%
Bakersfield
Lancaster
Temecula
CENTRAL COAST COLLEGE
INTEGRITY COLLEGE OF HEALTH
High Desert Medical College



79%
NCLEX Pass Rates
64%
Vet Tech Pass Rates
86%
Avg Program Retention
78%
Avg Placement Rate

Vocational Nursing, **Dental Assisting**, **Veterinary Assistant**, and **Clinical Medical Assisting** among the highest placement rate programs

(1) Based on employment 90 days post-graduation. Data as of 12/31/23
Note: Data as of 06/30/24

Target Student

Education Level
High School Diploma or G.E.D.

Geography
Targeting students within 25-mile radius to each campus (changing with availability of online programs)

Desired Outcome
Students looking for better career opportunities

Entrance Exam
Wonderlic Scholastic Level Exam (SLE) HESI for VN only

Note: Data as of 06/30/24



LEGACY EDUCATION

Student Profile

Over 50%

Of our student enrollment is 24 years of age and younger

92% Women

8% Men

Management Team



LeeAnn Rohmann | Chief Executive Officer & Founder, Legacy Education

Ms. Rohmann has served our Chief Executive Officer since July 2010 and Chairman of our board of directors since October 2009. From 2004 until 2008, she served as Chief Sales Officer, Student Loan Xpress at CIT, a national bank, and from 2001 until 2004, she served as Vice President, Sales of Edfinancial Services, a financial company that provides student loan servicing. From 1997 until 2001, Ms. Rohmann served as Senior Vice President, Sales of American Express. We believe Ms. Rohmann is qualified to serve as a member of our board of directors because she has more than 25 years of higher education industry experience.



Brandon Pope | Chief Financial Officer

Mr. Pope has served as Chief Financial Officer of Legacy Education, L.L.C. from June 2018 until the Reorganization and our Chief Financial Officer since the Reorganization. From October 2017 until June 2018, he served as Controller of Squar Milner, an accounting and advisory firm, and from December 2014 until April 2017, he served as Senior Vice President, Corporate Controller of International Education Corporation, a provider of career education. From January 2014 until October 2017, Mr. Pope also served as Principal of Pope Consulting Group, LLP, and from 2008 until 2014 he served in various capacities including Vice President, Chief Accounting Officer and Vice President, Corporate Controller at Bridgepoint Education, Inc., a higher education company. Mr. Pope also previously served as Assistant Vice President, Assistant Controller of Corinthian Colleges, Inc.; Assistant Controller of Stater Bros. Markets; and Senior Manager of Financial Reporting and Control, Manager of Financial Reporting and Senior Accountant at Ingram Micro, Inc. Mr. Pope is a certified public account in the state of California, and received his bachelors of science in business administration and MBA from the University of Phoenix.



Dr. Ragheb Milad | Chief Academic Officer

Dr. Ragheb Milad has served as our Chief Academic Officer since June 2021. From January 2019 to January 2021, Dr. Milad served as the Corporate Director of Education for Legacy Education and Campus President of HDMC's Lancaster, California campus, and from January 2014 to January 2018 he served as the Director of Academics for HDMC. Dr. Milad also served as an instructor from in both the Vocational Nursing and Ultrasound Technician Programs for HDMC from 2011 to 2014. During his roles as Director of Academics and Corporate Director of Legacy Education, Dr. Milad developed many of Legacy Education's existing programs. In addition, from 2008 to July 2021, Dr. Milad served as the Sales Director of 3D Diagnostix, a dental computer guided surgery company. In July 2021, he co-founded ITX PROS, a digital dentistry company that supports dentist with dental implant cases, and since its inception he has served as a member of the board of directors of ITX PROS. Dr. Milad also serves as a member on the Board of St. Athanasius and St. Cyril Theological School, a Coptic Orthodox theological school since 2015. Furthermore, from 2008 to 2011 Dr. Milad was a practicing physician in Cairo, Egypt. He graduated from Ain Shams University in Cairo, Egypt from the Faculty of Medicine where he received his Medical Degree.

Legacy Education also employs campus directors at each respective campus with extensive experience in their fields

Our Path to Growth

1. **Organic growth within existing footprint**
   Current programs and cross program integration and acquire students at a positive ROI

2. **New program development**
   Create adjacent programs (increase re-enrollment) and new fields of study to increase enrollments with minimal cannibalization

3. **New campuses (focus on buy vs build)**
   Build requires upfront investment of human capital and greater time to achieve scale / breakeven while buy allows for the acquisition of accretive campuses and integration (scale / geography and synergy benefits)



Executing Our Strategy

Legacy Education has a successful track record of sustained profitable growth

25% 3-Year revenue CAGR

2.8x Enrollment growth since FY20

Core Markets

Healthcare

22 Programs [1]

- ~ 90% of Legacy Education's current enrollment [2]
- Accredited programs launched since 2023:
  - Cardiac Sonography AAS
  - Certified Nurse Assistants (HDMC)
  - Magnetic Resonance Imaging
  - Registered Nurse (RN)
  - Vocational Nursing AAS (ICH)
  - Vocational Nursing (CCC)
- Leading diagnostic imaging services company finalized agreement with Legacy Education

Key Focus Areas:

Nursing | Imaging | Allied Health

Veterinary

4 Programs

- Continuous improvement in VTNE pass rates
- Future veterinary technology (RVT) programs at ICH and HDMC
- Basic veterinary assistant certificate program

Dental

7 Programs

- Expansion of dental assistant program at CCC
- Future dental hygienist program
- Future orthodontic assistant permit (cash)
- Future dental sedations assistant permit (cash)

(1) Includes four recently announced CCC programs
(2) Data as of 05/29/24

Diverse & Growing Set of Programs

Program Offering Timeline



33 Total Programs Offered (1)
Cannabis Dispensary
MRI
Accounting
Phlebotomy
Veterinary
Med. Billing & Coding
Dental
Pharmacy
Sterile Processing / Surgery
Medical Assisting
Nursing
Ultrasound / Sonography
1
1
1
2
4
2
7
2
2
5
12
6
2010
2015
2019
2020
2021
2022
2023
09/30/24

Current Program Offering Per College



CENTRAL COAST COLLEGE
a Legacy Education Institution
High Desert Medical College
a Legacy Education Institution
INTEGRITY COLLEGE OF HEALTH
a Legacy Education Institution

(1) Includes four recently announced CCC programs

Top Program Mix







	Ultrasound Technician AAS	Medical Assisting	Cardiac Sonography AAS	Ultrasound Technician	Vocational Nursing
Program Duration	108 – 123 weeks	34 – 42 weeks	115 – 130 weeks	84 – 99 weeks	56 – 68 weeks
Quarterly Revenue (per student) (1)	~$6.6k	~$6.5k	~$6.3k	~$7.4k	~$7.3k
Extern Sites (2)	201	485	43	201	119
Re-Enrollment Opportunity	Highest Degree in Track	Yes	Highest Degree in Track	Yes	Yes

Collectively, Legacy Education's top five programs by enrollment represent the majority of total enrollment

(1) Calculated by dividing total billings divided over midpoint program duration on a quarterly basis
(2) Extern sites facilitate experiential learning opportunities to provide students occupational experiences in their field of study
Note: Data as of 03/31/24

LEGACY EDUCATION

Programs Designed for Re-Enrollment

- Legacy Education is committed to students across their learning journey offering programs that build on one another as students require further professional credentialing
- Students can build lasting trust with the same educational institution and Legacy Education and achieve repeat students and increase lifetime value per student

Program Re-Enrollment Progression

Healthcare [1]


Bachelor in Science and Nursing (BSN)
Registered Nurse (RN)
Licensed Vocational Nursing (LVN)
Medical Assistant (MA)
Certified Nursing Assistant (CNA)
1st
2nd
3rd
4th
5th

Imaging

Students can take these in any sequence


Magnetic Resonance Imaging (MRIAAS)
Cardiac Sonography (CSAAS)
Ultrasound Technician (UT AAS)
Ultrasound Technician Certificate (UT)

Veterinary


Veterinary Technician (VT AAS)
Veterinary Assistant (VA)
1st
2nd

(1) Alternative enrollment progressions exist for Nursing, such as CNA -> MA -> VN -> VNAAS -> RN -> BSN

Track Record of Successful Campus Acquisitions

M&A Track Record

Target	Qualitative Transaction Rationale
CENTRAL COAST COLLEGE a Legacy Education Institution Closed – Jan 2019	→ 35-year single owners with repeated highest grants of accreditation → Profitable and steady growth → Added 3 new programs → 20% Enrollment CAGR since acquisition close
INTEGRITY COLLEGE OF HEALTH a Legacy Education Institution Closed – Dec 2019	→ New accrediting body (ABHES) which expanded our program offerings up to master's degrees → Expanded our footprint in California to accommodate for the growing student population → 39% Enrollment CAGR since acquisition close
CONTRA COSTA MEDICAL CAREER COLLEGE Signed APA	→ In October 2024, we entered into an asset purchase agreement the assets of Contra Costa Medical Career → Added 14 new programs and 500+ incremental students → Expected to close in December 2024

~ 26% of current enrollment is due to successful M&A activities [1]

Legacy Education M&A Playbook

1. Single campus or multi-campus for-profit postsecondary education operators
2. Expand our geographic footprint
3. Programs offering positive cross-campus synergy opportunities
4. Capital efficient transactions – strongly prefer transactions immediately accretive to shareholders
5. Technology or platforms that augment delivery models

Active Pipeline – Management and directors with network of quality potential acquisition targets

(1) Calculated by dividing the number of students at CCC and ICH by the total number of students enrolled at Legacy Education as of 09/30/24
Note: Enrollment data as of 09/30/24

Contra Costa Transaction Summary

Legacy Education announced an $8M asset purchase agreement with Contra Costa Medical Career College ("Contra Costa")

LEGACY EDUCATION

+

CONTRA COSTA MEDICAL CAREER COLLEGE

Form of Consideration

Cash at Close	$6.6M
Promissory Note	$0.4M
LGCY Shares (1)	$1.0M
Transaction Consideration	$8.0M

Transaction Overview

- Contra Costa is a private vocational training school in Antioch CA (east of the Bay Area)
- Contra Costa was founded in 2007 and specializes in allied health with 14 accredited programs and graduates over 1,200 students annually
- Legacy Education will expand its program portfolio with additions such as
  - Surgical technology
  - Sterile processing
  - Enhancing the programs available at Contra Costa
- Target close in December 2024

Contra Costa Standalone		Legacy Education Pro - Forma	
500+	14	+3,000	47
Student Enrollment	Programs	**Student Enrollment**	**Programs**

(1) The LGCY Shares shall be based on the value of the Legacy Education common stock, LGCY, on the New York Stock Exchange, as of the close of business on the business day immediately preceding the Closing Date

Interactive Distance Learning ("IDL") Experience

LEGACY EDUCATION

Legacy Education partners with several Educational Industry Content Specialists to deliver a seamless Interactive Distance Learning Experience with the most advanced educational tools available today for its curriculums.

Benefits of Legacy Education's IDL Experiences

- Increased flexibility to support multiple modes of student learning both in and out of the classroom
- Enhanced delivery of curriculums with more engaging material and learning methods
- Streamlined faculty and peer-to-peer communication through modern video conferencing and edtech platforms
- The majority of our programs have between 30% and 50% of the students enrolled being taught via IDL
- Accessible supplementary materials such as course textbooks, announcements, and calendars
- Optimized instructor grading and reviewing through assignment, quiz, and test capabilities
- Uniform materials across various classes within a program, ensuring a standardized learning experience for students

Legacy Education's IDL Experience Partners

CANVAS BY INSTRUCTURE

Mc Graw Hill

ELSEVIER

sonosim

Ring

Anthology

National Accreditation

LEGACY EDUCATION

ACCET National Accreditation	Legacy Education recently earned the highest grant of accreditation – 5-year certificate of accreditation through ACCET (1) → ACCET 5-year renewal grant April 2024 – Highest grant achievable → ACCET 5-year renewal grant April 2025 Central Coast Reaccreditation renewal
ABHES Accreditation	Legacy Education's management school, Integrity College of Health was granted accreditation – 4-year certificate of accreditation through ABHES until February 2026 (2)
Title IV Standing Higher Education Act of 1965	→ PPA Renewed until September 30, 2026 (HDMC) and September 30, 2026 (CCC) → Expedited Program Review opened and closed within 120 days

Accreditation ensures Legacy Education programs meet objective and rigorous third-party standards of educational practices

Nationally Recognized Accrediting Agencies

Recognized by U.S. Secretary of Education & U.S. Department of Education

ACCET

ABHES | ACCREDITING BUREAU OF HEALTH EDUCATION SCHOOLS

Accrediting Bureau of Health Education Schools
ACCREDITED INSTITUTION

(1) The Accrediting Council on Continuing Education and Training
(2) The Accrediting Bureau of Health Education Schools

Financial Overview


LEGACY EDUCATION
LEGACY EDUCATION
LGCY
LISTED
NYSE
AMERICAN

Financial & KPI Overview

as of September 30, 2024

- **STUDENT GROWTH** – ending enrollment of 2,539 through 9/30/24 (25% YoY growth)
- **REVENUE** – $49.6M over LTM (33% YoY growth); surpassing prior 3-year sales CAGR of 25% from FY21A through FY24A
- **PROFITABILITY** – leveraging scale and IDL efficiencies to drive profitability; LTM adjusted EBITDA [3] of $9.7M up 147% YoY
- **LIQUIDITY & WORKING CAPITAL** – ended the quarter with $21.5M in cash and total working capital of $23.5M
- **COMPELLING UNIT ECONOMICS** – focus on driving accretive student acquisition – LTM gross acquisition cost per student $2K [1] generates > 10x LTM annual revenue per student of $22K [2]

(1) Gross Student Acquisition Cost based on LTM marketing & advertising divided by LTM new enrollments
(2) Annual Revenue per Student calculated by dividing LTM revenue by LTM average enrollment
(3) See slide 27 for full reconciliation from Net Income to Adjusted EBITDA
Note: Data as of 09/30/24

Financial Performance



Revenue
$30.7M
$35.5M
$46.0M
$10.4M
$14.0M
FY22A
FY23A
FY24A
3ME 09/30/23
3ME 09/30/24



Adjusted EBITDA (1)
$3.5M
$3.8M
$8.4M
$1.4M
$2.8M
FY22A
FY23A
FY24A
3ME 09/30/23
3ME 09/30/24

(1) See slide 27 for full reconciliation from Net Income to Adjusted EBITDA

Quarterly Performance in Review

	Q1 FY25 Operating Results	YoY Change (%)
Starts	773	**23%**
Ending Enrollment	2,539	**25%**
Revenue	$14.0M	**35%**
Educational Service Costs (% of net Tuition)	51%	**4%**
Student Acquisition Cost (marketing spend / quarterly starts)	~ $1.6k	**12%**
Adj. EBITDA	$2.8M	**96%**
Diluted EPS	$0.21	**91%**

Positive momentum across numerous financial KPIs and leading indicators

Capitalization & Liquidity Summary

as of September 30, 2024

Highlights

During Q1 2025, Legacy Education generated $3.2M in net cash from operating activities and recorded $8.2M in net proceeds from the IPO (net of fees and expenses)

Legacy Education ended Q1 2025 with a cash balance of $21.5M and working capital of $23.5M

We believe our existing cash balance, operating cash flows, proceeds from the IPO and other sources of liquidity provide adequate funds to fuel growth including:

- Continued operations & working capital requirements
- Planned Capex
- Anticipated cash required for M&A activities (including cash consideration for Contra Costa of $6.6M)

Analyst Coverage

Northland Capital Markets – Mike Grondahl

Ladenburg Thalmann & Company – Jeffrey Cohen

Capital Structure

Diluted Common Shares Outstanding (1)	13.1M
Share Price (2,3)	$7.25
Trading Range (since Initial Public Offering) (2)	$3.60 - $8.30
Market Capitalization (2)	$100.5M
Average Daily Volume Since IPO (2)	105k

Liquidity

Cash	$21.5M
Working Capital	$23.5M
Debt	$0.7M
Stockholders' Equity	$32.6M

(1) Data as of 11/12/24, 12.2M common shares outstanding adjusted for 1.4M vested and exercisable options with a weighted exercise price of $3.28, 0.1M warrants with an exercise price of $4.60, and an assumed TSM share buyback of $7.25
(2) Data sourced from S&P Capital IQ and as of 11/29/24
(3) Volume-weighted average price (10-day)

Non-GAAP Adjusted EBITDA Reconciliation

($ in thousands)	FY 22A	FY 23A	FY 24A	3ME 09/30/23	3ME 09/30/24
Net Income	$2,337	$2,667	$5,115	$1,070	$2,091
Interest Expense (Income), Net	($99)	($243)	($769)	($115)	($232)
Provision for Income Taxes	$986	$1,198	$1,871	$426	$813
D&A	$240	$224	$265	$58	$81
EBITDA	$3,464	$3,846	$6,482	$1,438	$2,753
Non-cash Compensation	-	-	$1,882	-	$67
Adj. EBITDA	$3,464	$3,846	$8,364	$1,438	$2,820

Adjusted EBITDA is defined as earnings (loss) from operations less depreciation and amortization, share based compensations, transaction costs, and one-time items. Earnings (loss) from operations excludes interest, interest expense, gain (loss) on sale of equipment, change in fair value of financial instruments and other expenses. The Company believes Adjusted EBITDA is an appropriate measure for evaluating the operating performance of the Company.

Table shows the reconciliation of the unaudited Non-GAAP EBITDA and Non-GAAP Adjusted EBITDA. The unaudited figures have been derived from financials in accordance with US GAAP.

Contact

LeeAnn Rohmann – CEO & Founder
Email: lrohmann@legacyed.com
Phone: (661) 940-9300

Amato and Partners, LLC
Investor Relations Counsel
100 Park Avenue, 16th Floor
New York, NY 10017
admin@amatoandpartners.com


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